POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 27th day of March, 2000.

                                                  __/s/ T. Richard Kennedy______
                                                    ----------------------
                                                        T. Richard Kennedy

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 28th day of March, 2000.

                                                 __/s/ Brett M. Winson__________
                                                   -------------------
                                                       Brett M. Winson